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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Velocity Express Corporation (the "Company") on Form 10-K for the period ended July 3, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, [Name], Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Vincent A. Wasik
                                        ----------------------------------------
                                        Vincent A. Wasik
                                        Chief Financial Officer
                                        December 22, 2004